UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 17, 2007

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 800

Bethesda, MD 20817

(Address of Principal Executive Offices) (Zip Code)

(240) 744-1150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

On January 17, 2007, the Company issued a press release in connection with the offering set forth in Item 8.01 below.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

On January 17, 2007, DiamondRock Hospitality Company (the “Company”) and DiamondRock Hospitality Limited Partnership entered into a Purchase Agreement (the “Purchase Agreement”) with Citigroup Global Markets Inc., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named on Schedule A to the Purchase Agreement (the “Underwriters”), relating to the issuance and sale of 15,950,000 shares (the “Initial Shares”) of the Company’s common stock, par value $.01 per share (the “Common Stock”).  The Company has granted the Underwriters a 30-day option to purchase an additional 2,392,500 shares of Common Stock (together with the Initial Shares, the “Shares”), at the same price per share paid to the Company for the Initial Shares, to cover over-allotments, if any.  The public offering price of the Shares is $18.15 per share.  The closing of the offering, which is subject to customary closing conditions, is expected to occur on January 23, 2007.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-135386), which was effective upon filing with the Securities and Exchange Commission on June 28, 2006.

The Purchase Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Purchase Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s Prospectus Supplement dated January 17, 2007, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

1.1

Purchase Agreement, dated January 17, 2007, among DiamondRock Hospitality Company, DiamondRock Hospitality Limited Partnership, Citigroup Global Markets Inc., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

5.1	Opinion of Goodwin Procter LLP with respect to the legality of the Shares

8.1	Opinion of Goodwin Procter LLP with respect to tax matters

23.1	Consents of Goodwin Procter LLP (contained in the opinions filed as Exhibits 5.1 and 8.1 hereto)

99.1	Press Release, dated January 17, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: January 18, 2007	By:	/s/ Michael D. Schecter
Michael D. Schecter
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1

Purchase Agreement, dated January 17, 2007, among DiamondRock Hospitality Company, DiamondRock Hospitality Limited Partnership, Citigroup Global Markets Inc., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

5.1	Opinion of Goodwin Procter LLP with respect to the legality of the Shares

8.1	Opinion of Goodwin Procter LLP with respect to tax matters

23.1	Consents of Goodwin Procter LLP (contained in the opinions filed as Exhibits 5.1 and 8.1 hereto)

99.1	Press Release, dated January 17, 2007